UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________________________________________
FORM 8-K
_______________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
April 5, 2019
(Date of earliest event reported)

Atlantic Capital Bancshares, Inc.
(Exact name of registrant as specified in its charter)

Georgia	001-37615	20-5728270
(State or Other Jurisdiction	(Commission File	(I.R.S. Employer
of Incorporation)	Number)	Identification No.)
945 East Paces Ferry Rd. NE, Suite 1600
Atlanta, Georgia 30326
(Address of principal executive offices)
(Zip Code)
(404) 995-6050
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01.	Completion of Acquisition or Disposition of Assets.
On April 5, 2019, Atlantic Capital Bank, N.A., the wholly-owned subsidiary of Atlantic Capital Bancshares, Inc. (the “Company”), completed the previously announced sale (the “Branch Sale”) of 14 bank branches located in Tennessee and northwest Georgia (the “Branches”), including its mortgage banking business, to FirstBank, the wholly-owned subsidiary of FB Financial Corporation (“FirstBank”).
In connection with the Branch Sale, FirstBank assumed approximately $598 million in deposits and purchased approximately $385 million in loans associated with the Branches, and acquired certain other assets and assumed certain other liabilities related to the Branches. FirstBank paid a deposit premium equal to 6.25% of the balance of assumed deposits, less a discount of 0.68% of purchased loans.
The foregoing description of the Branch Sale does not purport to be complete and is qualified in its entirety by reference to the Purchase and Assumption Agreement, dated as of November 14, 2018, a copy of which was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on November 14, 2018 (the “Prior Form 8-K”). The information set forth in Item 1.01 of the Prior Form 8-K is incorporated into this Item 2.01 by reference.

Item 8.01.	Other Events.
On April 8, 2019, the Company issued a press release announcing the completion of the Branch Sale, which is attached as Exhibit 99.2.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired. Not applicable.

(b)	Pro forma financial information.

The Unaudited Pro Forma Financial Statements of Atlantic Capital Bancshares, Inc. reflecting the completion of the Branch Sale are filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference:

(i)	Unaudited Pro Forma Consolidated Balance Sheet as of December 31, 2018.

(ii)	Unaudited Pro Forma Consolidated Statement of Operations for the year ended December 31, 2018.

(c)	Shell company transactions. Not applicable.

(d)	Exhibits.

Exhibit No.	Description
99.1	Unaudited pro forma consolidated financial statements as of and for the year ended December 31, 2018.
99.2	Press Release dated April 8, 2019.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATLANTIC CAPITAL BANCSHARES, INC.

Dated:    April 8, 2019
By: /s/ Patrick T. Oakes
Name: Patrick T. Oakes
Title:     Executive Vice President and
Chief Financial Officer